Earnings Per Common Share (EPS) (Tables)	12 Months Ended
Dec. 31, 2014
Table Text Block [Abstract]
Computation of basic and diluted EPS

The computations of basic and diluted EPS for the years ended December 31 were as follows:

(Millions, except per share amounts)	2014	2013	2012
Numerator:
Basic and diluted:
Net income	$5,885	$5,359	$4,482
Earnings allocated to participating share awards(a)	(46)	(47)	(49)
Net income attributable to common shareholders	$5,839	$5,312	$4,433
Denominator:(a)
Basic: Weighted-average common stock	1,045	1,082	1,135
Add: Weighted-average stock options(b)	6	7	6
Diluted	1,051	1,089	1,141

Basic EPS	$5.58	$4.91	$3.91
Diluted EPS	$5.56	$4.88	$3.89

  The Company’s unvested restricted stock awards, which include the right to receive non-forfeitable dividends or dividend equivalents, are considered participating securities. Calculations of EPS under the two-class method exclude from the numerator any dividends paid or owed on participating securities and any undistributed earnings considered to be attributable to participating securities. The related participating securities are similarly excluded from the denominator.
  The dilutive effect of unexercised stock options excludes 0.2 million, 0.1 million and 7.6 million options from the computation of EPS for the years ended December 31, 2014, 2013 and 2012, respectively, because inclusion of the options would have been anti-dilutive.